EXHIBIT 99.4

PARENT STOCKHOLDERS SUPPORT AGREEMENT, dated as of June 15, 2004 (the “Agreement”), by and among Exult, Inc., a Delaware corporation (the “Company”), and the Persons signing under the heading “Stockholders” on the signature page hereto (the “Stockholders”).

RECITALS

1. Immediately prior to the execution of this Agreement, the Company and Hewitt Associates, Inc., a Delaware corporation (“Parent”), entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”), pursuant to which a wholly owned subsidiary of Parent will be merged with and into the Company (the “Merger”), whereby the Company will become a wholly owned subsidiary of Parent; and

2. As an inducement and a condition to entering into the Merger Agreement, the Company has required that Stockholders agree, and Stockholders have agreed, to enter into this Agreement.

Accordingly, the Company and Stockholders agree as follows:

ARTICLE I

DEFINITIONS

1.1 Certain Definitions. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement. In addition, for purposes of this Agreement, the following terms have the following meanings when used herein with initial capital letters:

(a) “Beneficially Own” with respect to any securities means having “beneficial ownership” of such securities as determined pursuant to Rule 13d-3 under the Exchange Act. Securities Beneficially Owned by a Person do not include securities Beneficially Owned by all other Persons with whom such Person would constitute a “group” within the meaning of Section 13(d) of the Exchange Act with respect to the securities of the same issuer, but does include all securities Beneficially Owned by a Person’s Controlled Affiliates.

(b) “Controlled Affiliate” means, with respect to any Person, any Person who, directly or indirectly through one or more intermediaries, is controlled by the specified Person and for this purpose control means the possession of the power, direct or indirect, to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting shares, by contract or otherwise.

(c) “Existing Shares” means shares of Parent Common Stock Beneficially Owned by a Stockholder as of the date hereof.

(d) “Person” means an individual, a corporation, a partnership, an association, a joint stock company, a business trust or an unincorporated organization.

(e) “Securities” means the Existing Shares together with any shares of Parent Common Stock or other securities of the Parent acquired by a Stockholder or any of his Controlled Affiliates in any capacity or form after the date hereof and prior to the termination of this Agreement whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution, split-up, recapitalization, combination, exchange of shares or the like, gift, bequest, inheritance or as a successor in interest in any capacity or otherwise.

ARTICLE II

AGREEMENTS OF THE PARTIES

2.1 Voting of Parent Common Stock; Proxy. (a) During the period commencing on the date hereof and continuing until the first to occur of (i) the Effective Time or (ii) termination of the Merger Agreement in accordance with its terms (the “Support Period”), at any preliminary vote (whether or not an adjourned or postponed) of the holders of Parent Common Stock held pursuant to the organizational documents of Parent and Hewitt Holdings LLC and the related stockholders agreement (collectively, the “Parent Organizational Materials”), however called, or in connection with any written consent of the holders of Parent Common Stock, each Stockholder agrees that he will cause the Securities to be counted for purposes of the preliminary vote and vote or consent (or cause to be voted or consented) the Securities (A) in favor of the issuance of Parent Class A Common Stock pursuant to the Merger Agreement and the approval of other actions contemplated by the Merger Agreement and (B) against any action, failure to act or agreement that would to his knowledge result in a material breach of any representation, warranty or covenant of Parent or Merger Sub under the Merger Agreement or of such Stockholder under this Agreement.

(b) For the duration of the Support Period, each Stockholder hereby appoints the Company and any designee of the Company, each of them individually, his proxy and attorney-in-fact, with full power of substitution and resubstitution to vote or act by written consent with respect to all of such Stockholder’s Securities which he has the right to vote (i) in accordance with Section 2.1(a) and (ii) to sign his name (as a stockholder) to any consent, certificate or other document relating to Parent that the law of the State of Delaware may permit or require in connection with any matter referred to in Section 2.1. This proxy is given to secure the performance of the duties and obligations of such Stockholder under this Agreement. Each Stockholder affirms that the proxy granted hereunder is coupled with an interest and is irrevocable until termination of this Agreement pursuant to Section 4.1, whereupon such proxy and power of attorney will automatically terminate. Each Stockholder will take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy. For Securities as to which such Stockholder is the Beneficial Owner but not the record owner, such Stockholder will cause any record owner of such Securities to grant the Company a proxy to the same effect as that contained herein. Each Stockholder represents that any proxy heretofore given by him in respect of such Securities is not irrevocable, and hereby revokes any and all such proxies.

(c) Nothing herein will be deemed to prohibit or restrict any Stockholder from taking or omitting to take any action that the Stockholder determines in good faith, after consultation with counsel, he is required to take or prohibited from taking as an officer or director of Parent or under applicable Law, the intention of the parties herein being only to impose obligations on the Stockholders in their capacities as stockholders of Parent.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of Stockholders. Each Stockholder hereby represents and warrants to the Company as follows as to himself:

(a) Ownership of Shares. Such Stockholder Beneficially Owns the number of shares of Parent Common Stock listed on Schedule 3.1(a) opposite such Stockholder’s name and such shares constitute all of the shares of capital stock of the Parent owned of record or Beneficially Owned by such Stockholder. Such Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 2.1 with respect to all of the Existing Shares owned by such Stockholder with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the Parent Organizational Materials.

(b) Authority; No Violation. Such Stockholder has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by such Stockholder and no other corporate, partnership or similar proceedings on the part of such Stockholder are necessary for him to approve this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder and (assuming due authorization, execution and delivery by the Company and the other Stockholders party hereto) constitutes the valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms (except as may be limited by the Bankruptcy Exception).

(c) No Conflicts. Except for filings, authorizations, consents and approvals as may be required under the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any state or federal Governmental Entity is necessary for the execution of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by such Stockholder nor the consummation of the transactions contemplated hereby, nor compliance by such Stockholder or any other party thereto with any of the terms or provisions of this Agreement, will (A) violate any Injunction or any statute, code, ordinance, rule, regulation, judgment, order, writ or decree applicable to such Stockholder, any of his Controlled Affiliates or any of their respective properties or assets or (B) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Liens upon any of the respective properties or assets of such Stockholder under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which such Stockholder is a party, or by which he or any of his respective properties or assets may be bound or affected.

(d) No Encumbrances. Except as applicable in connection with the transactions contemplated by Section 2.1 hereof, the applicable Existing Shares are and at all times during the term hereof, will be, Beneficially Owned by such Stockholder, free and clear of all Liens, claims, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder and under the Parent Organizational Materials.

(e) No Finder’s Fees. No broker, investment banker, financial advisor or other Person is entitled to payment from the Company or Parent or any of their respective Subsidiaries of any broker’s, finder’s, financial adviser’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Stockholder.

(f) Reliance by the Company. Each Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

ARTICLE IV

OTHER AGREEMENTS

4.1 Termination. This Agreement will terminate upon the earlier of (a) the consummation of the Merger and (b) the termination of the Merger Agreement in accordance with its terms.

4.2 Further Assurances. From time to time, at the other party’s request and without further consideration, each party hereto will execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

ARTICLE V

GENERAL PROVISIONS

5.1 Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, this Agreement may be amended, modified or supplemented only, and any provisions herein may be waived only, in writing executed by the parties hereto.

5.2 Waiver of Conditions. The conditions to each of the parties’ obligations to perform the agreements herein are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law.

5.3 Expenses and Fees. All costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement will be paid by the party incurring such expense.

5.4 Notices. All notices and other communications in connection with this Agreement must be in writing and will be deemed given if delivered personally, sent via facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

(a) if to the Company to:

Exult, Inc.

121 Innovation Drive, Suite 200

Irvine, CA 92612

Attention: James Madden

Fax: (949) 856-8803

with a copy to:

Gibson, Dunn & Crutcher LLP

Jamboree Center

4 Park Plaza, Suite 1400

Irvine, CA 92614

Attention: Thomas D. Magill

E. Michael Greaney

Fax: (949) 451-4220

(b) if to any Stockholder, to:

c/o Hewitt Associates, Inc.

100 Half Day Road

Lincolnshire, IL 60069

Attention: Dale L. Gifford

    Bryan J. Doyle

Fax: (847) 295-7634

with a copy to:

Jones Day

222 East 41st Street

New York, NY 10017

Attention: Robert A. Profusek

    Marilyn W. Sonnie

Fax: (212) 755-7306

5.5 Obligations of the Company and the Stockholders. Whenever this Agreement requires a Controlled Affiliate of a Stockholder to take any action, such requirement will be deemed to include an undertaking on the part of each Stockholder to cause such Controlled Affiliate to take such action.

5.6 Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability or the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable the remaining provisions hereof, will, subject to the following sentence, remain in full force and effect and will in no way be affected impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to either party. Upon such determination, the parties will negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties.

5.7 Interpretation. (a) When a reference is made in this Agreement to Articles, Sections or Schedules, such reference will be to a Article or Section of or Schedule to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation.” Unless the context otherwise requires, (i) “or” is disjunctive but not necessarily exclusive, (ii) words in the singular include the plural and vice versa, and (iii) the use in this Agreement of a pronoun in reference to a party hereto includes the masculine, feminine or neuter, as the context may require. All schedules hereto will be deemed part of this Agreement and included in any reference to this Agreement. This Agreement will not be interpreted or construed to require any Person to take any action, or fail to take any action, if to do so would violate any applicable law.

(b) The parties have participated equally in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

5.8 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

5.9 Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement.

5.10 Governing Law. This Agreement will be governed and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and wholly performed within such state, without regard to any applicable conflict of laws principles.

5.11 Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated by any of the parties (whether by operation of law or otherwise) without the prior written consent of the Stockholders, in the case of the Company, or the Company, in the case of the Stockholders. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.

5.12 Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company and Stockholders have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

EXULT, INC.

By:	/s/ James C. Madden, V.
Name: James C. Madden, V. Title: Chairman and Chief Executive Officer

[Signature Page to Parent Stockholders Support Agreement]

STOCKHOLDERS:

/s/ Dale L. Gifford
Dale L. Gifford

/s/ Daniel J. Holland
Daniel J. Holland

/s/ Bryan J. Doyle
Bryan J. Doyle

/s/ John M. Ryan
John M. Ryan

/s/ Dan A. DeCanniere
Dan A. DeCanniere

[Signature Page to Parent Stockholders Support Agreement]